UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LAVA Therapeutics N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 30, 2025

LAVA Therapeutics N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-40241	82-2745484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yalelaan 62 Utrecht, The Netherlands	3584
(Address of principal executive offices)	(Zip Code)

+31 85 016 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, nominal value €0.12 per share	LVTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 30, LAVA Therapeutics N.V. (the “Company”) issued a press release announcing its intention to cancel the Extraordinary General Meeting of Shareholders (the “EGM”) scheduled to occur on September 30, 2025 to consider and approve certain matters related to the Company’s previously announced transaction with XOMA Royalty Corporation (“XOMA”), pursuant to which XOMA made an offer to purchase all of the issued and outstanding common shares in the capital of the Company (the “Transaction”).

The EGM is expected to be reconvened by early November 2025. The meeting date, record date and location for the reconvened EGM will be determined and announced by the Company at a later date. Votes already cast by shareholders in respect of the EGM will not count towards the voting outcome on the matters proposed to the reconvened EGM. Shareholders as of the record date for the reconvened EGM will have to cast their votes (or cast their votes again, as the case may be) for their votes to count towards the voting outcome. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 30, 2025.
104	Cover page interactive data file (embedded within the inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “could”, “will”, “may”, “expect”, “should”, “plan”, “intend”, “estimate”, “potential”, “suggests”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Form 8-K and are subject to various risks and uncertainties that may cause actual results to differ materially from these forward-looking statements. As a result, a number of important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including: the risk that the Transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common shares; the risk that the terms of the Transaction may be revised to be less favorable to the Company’s shareholders; the delay or failure of the terms of the Transaction to be revised or of the offer conditions to be satisfied (or waived), including insufficient common shares of the Company being tendered in the offer, any of which delays may impact the amount payable to the Company’s shareholders in the Transaction; the possibility that competing offers will be made; significant costs associated with the Transaction; the risk that any shareholder or other litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR agreement may not result in any value to the Company’s shareholders; the possibility that prior to the completion of the Transaction, the Company’s or XOMA’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the Transaction may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; as well as potential adverse effects on the Company’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East. These and other risks are described in greater detail under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other filings the Company makes with the U.S. Securities and Exchange Commission (the “SEC”). The Company assumes no obligation to update any forward-looking statements contained herein whether as a result of any new information, future events, change in expectations or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

In connection with the proposed Transaction between the Company and XOMA, XOMA filed a Tender Offer Statement on Schedule TO with the SEC and the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Company also filed a proxy statement in connection with the originally scheduled EGM at which the Company shareholders were requested to vote on certain proposed resolutions (the “EGM Proposals”) in connection with the Transaction. The Company plans to send a revised proxy statement and proxy card to each shareholder entitled to vote at the reconvened extraordinary general meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT REGARDNG THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by LAVA under the “SEC Filings” subsection of the “Financials & Filings” section of the Company’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of XOMA’s website at https://www.investors.xoma.com.

Participants in the Solicitation

The Company, its directors and executive officers, and other members of its management and employees, as well as XOMA and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the EGM Proposals. Information about the Company’s directors and executive officers and their ownership of Shares is set forth in the proxy statement for the Company’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025. Information about XOMA’s directors and executive officers is set forth in the proxy statement for XOMA’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of the Company’s directors and executive officers in the Transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Transaction which will be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAVA Therapeutics N.V.

Date: September 30, 2025	By:	/s/ Fred Powell
Fred Powell
Chief Financial Officer

Exhibit 99.1

LAVA Therapeutics to Move Extraordinary General Meeting
to Early November 2025

Additional time enables LAVA Therapeutics to address potential liabilities and confirm net cash to be delivered to Shareholders. LAVA Therapeutics and XOMA Royalty anticipate closing the announced acquisition in the fourth quarter of 2025.

UTRECHT, The Netherlands, and PHILADELPHIA, Penn, September 30, 2025 (GLOBE NEWSWIRE) – LAVA Therapeutics N.V. (the “Company”) (NASDAQ: LVTX) today announced that the Company has decided to cancel the Extraordinary General Meeting of Shareholders (the “EGM”) scheduled to occur on September 30, 2025 to consider and approve certain matters related to the Company’s previously announced transaction with XOMA Royalty Corporation (“XOMA”), pursuant to which XOMA made an offer to purchase all of the issued and outstanding common shares in the capital of the Company (the “Transaction”).

The Company is canceling the EGM to continue discussions with XOMA concerning the terms of the Transaction, including the Company’s estimated cash forecast and the consideration payable to the Company’s shareholders in the Transaction. Both the Company and XOMA Royalty remain committed to completing the Transaction.

“We are committed to closing this transaction and look forward to working collaboratively with the LAVA team to further define LAVA’s cash forecast in an effort to close this transaction in an expeditious manner” stated Owen Hughes, CEO of XOMA Royalty.

The EGM is expected to be reconvened by early November 2025. The meeting date, record date and location for the reconvened EGM will be determined and announced by the Company at a later date. Votes already cast by shareholders in respect of the EGM will not count towards the voting outcome on the matters proposed to the reconvened EGM. Shareholders as of the record date for the reconvened EGM will have to cast their votes (or cast their votes again, as the case may be) for their votes to count towards the voting outcome.

About LAVA Therapeutics

LAVA Therapeutics N.V. is a biopharmaceutical company that has developed several clinical-stage bispecific gamma delta T cell engagers using its proprietary Gammabody® platform, including JNJ-89853413, targeting CD33 and hematologic cancers (NCT06618001), partnered with Johnson & Johnson, and PF-08046052, targeting EGFR and solid tumors (NCT05983133), partnered with Pfizer, Inc. For more information on LAVA, please visit www.lavatherapeutics.com.

Gammabody® is a registered trademark of LAVA Therapeutics N.V.

Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “could”, “will”, “may”, “expect”, “should”, “plan”, “intend”, “estimate”, “potential”, “suggests”, and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this press release and are subject to various risks and uncertainties that may cause actual results to differ materially from these forward-looking statements. As a result, a number of important factors could cause actual results to differ materially from those indicated by such forward-looking statements, including: the risk that the Transaction may not be completed in a timely manner, or at all, which may adversely affect the Company’s business and the price of its common shares; the risk that the terms of the Transaction may be revised to be less favorable to the Company’s shareholders; the delay or failure of the terms of the Transaction to be revised or of the offer conditions to be satisfied (or waived), including insufficient common shares of the Company being tendered in the offer, any of which delays may impact the amount payable to the Company’s shareholders in the Transaction; the possibility that competing offers will be made; significant costs associated with the Transaction; the risk that any shareholder or other litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability; the risk that activities related to the CVR agreement may not result in any value to the Company’s shareholders; the possibility that prior to the completion of the Transaction, the Company’s or XOMA’s business may experience significant disruptions due to transaction-related uncertainty; the effects of disruption from the transactions of the Company’s business and the fact that the announcement and pendency of the Transaction may make it more difficult to establish or maintain relationships with employees, manufacturers, suppliers, vendors or business partners; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; as well as potential adverse effects on the Company’s business condition and results from general economic and market conditions and overall fluctuations in the United States and international equity markets, including as a result of inflation, heightened interest rates, recent and potential future pandemics and other health crises, and hostilities, including the Russian invasion of Ukraine and the conflict in the Middle East. These and other risks are described in greater detail under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other filings the Company makes with the U.S. Securities and Exchange Commission (the “SEC”). The Company assumes no obligation to update any forward-looking statements contained herein whether as a result of any new information, future events, change in expectations or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

The description contained in this press release is for informational purposes only and is not a recommendation, an offer to buy or the solicitation of an offer to sell any shares of the Company’s common shares. XOMA filed a Tender Offer Statement on Schedule TO with the SEC and the Company filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC related to the tender offer. The Company also filed a proxy statement in connection with the originally scheduled EGM at which the Company shareholders were requested to vote on certain proposed resolutions (the “EGM Proposals”) in connection with the Transactions. The Company plans to send a revised proxy statement and proxy card to each shareholder entitled to vote at the reconvened extraordinary general meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED PROXY STATEMENT REGARDNG THE EXTRAORDINARY GENERAL MEETING AND THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES (INCLUDING THE TERMS AND CONDITIONS OF THE OFFER) OR MAKING ANY VOTING DECISION FOR THE EXTRAORDINARY GENERAL MEETING. Investors and security holders may obtain a free copy of these statements and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by LAVA under the “SEC Filings” subsection of the “Financials & Filings” section of the Company’s website at https://ir.lavatherapeutics.com or by accessing the Investor Relations sections of XOMA’s website at https://www.investors.xoma.com.

Participants in the Solicitation

The Company, its directors and executive officers, and other members of its management and employees, as well as XOMA and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the EGM Proposals. Information about the Company’s directors and executive officers and their ownership of Shares is set forth in the proxy statement for the Company’s 2025 annual general meeting of shareholders, which was filed with the SEC on April 28, 2025. Information about XOMA’s directors and executive officers is set forth in the proxy statement for XOMA’s 2025 annual meeting of shareholders, which was filed with the SEC on April 15, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of the Company’s directors and executive officers in the Transaction, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the Transaction which will be filed with the SEC.

###

LAVA Therapeutics Investor Contact

Fred Powell

LAVA Therapeutics

+1 800-311-6892

ir@lavatherapeutics.com